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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 25, 2004


                       AMERIQUEST MORTGAGE SECURITIES INC.

                  (as depositor under the Pooling and Servicing
               Agreement, dated as of June 1, 2004, providing for
                    the issuance of Asset-Backed Pass-Through
                          Certificates, Series 2004-R5)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                   333-112203          33-0885129
----------------------------         -----------         ----------------
(State or Other Jurisdiction         (Commission         (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                              92868
----------------------------------------                     ----------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------


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                                       -2-

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On June 4, 2004, a series of certificates, entitled Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, Series 2004-R5 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of sixteen classes of certificates (collectively, the "Certificates"), designated as the Class A-1A Certificates, Class A-1B Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class CE Certificates, Class P Certificates, Class R Certificates, and Class R-X Certificates, collectively, the "Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four-family, adjustable-rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $1,000,000,409.03 as of June 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated May 26, 2004, between Ameriquest and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1A Certificates, Class A-1B Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates and Class M-6 Certificates were sold by the Depositor to Credit Suisse First Boston LLC as Representative of the several underwriters (the "Underwriters"), pursuant to an Underwriting Agreement, dated May 26, 2004 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Representative.





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                                                        -3-

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:




                               Original
                             Certificate
                              Principal                          Underwriting     Proceeds to the
          Class               Balance(1)     Price to Public       Discount        Depositor(2)
          -----               ----------     ---------------       --------        ------------
Class A-1A...............   $619,000,000        100.0000%          0.1992%           99.8008%
Class A-1B...............   $ 68,770,000        100.0000%          0.2500%           99.7500%
Class A-2................   $ 76,200,000        100.0000%          0.2500%           99.7500%
Class A-3................   $ 37,800,000        100.0000%          0.2500%           99.7500%
Class A-4................   $ 29,230,000        100.0000%          0.2500%           99.7500%
Class M-1................   $ 57,500,000        100.0000%          0.2500%           99.7500%
Class M-2................   $ 47,500,000        100.0000%          0.2500%           99.7500%
Class M-3................   $ 10,000,000        100.0000%          0.2500%           99.7500%
Class M-4................   $ 12,500,000        100.0000%          0.2500%           99.7500%
Class M-5................   $  9,000,000        100.0000%          0.2500%           99.7500%
Class M-6................   $  7,500,000        100.0000%          0.2500%           99.7500%

--------------------
(1) Approximate.
(2) Before deducting expenses payable by the Depositor estimated to be $[800,000].

    The Certificates, other than the Class M-7 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated May 26, 2004 (the "Prospectus Supplement"), and the Prospectus, dated February 10, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-7 Certificates, Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.




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                                       -4-


Item 7. Financial Statements and Exhibits
        ---------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits




         Exhibit No.                                    Description
         -----------                                    -----------
              4.1 Pooling and Servicing Agreement, dated as of June 1, 2004, by and among Ameriquest Mortgage Securities Inc. as Depositor, Ameriquest Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee relating to the Series 2004-R5 Certificates.




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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: __________, 2004


                                     AMERIQUEST MORTGAGE SECURITIES INC.


                                     By: ____________________________________
                                     Name:
                                     Title:


                                                 Index to Exhibits
                                                 -----------------


                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of June 1,                           7
                       2004, by and among Ameriquest Mortgage Securities
                       Inc. as Depositor, Ameriquest Mortgage Company as
                       Master Servicer and Deutsche Bank National Trust
                       Company as Trustee relating to the Series 2004-R5
                       Certificates.






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                                   Exhibit 4.1